Institutional Class - LQTIX
Summary Prospectus	May 6, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.lsthetafund.com. You may also obtain this information at no cost by calling 1-844-8LIQUID (844-854-7843) or by sending an e-mail request to LSFunds@umb.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2019, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-844-8LIQUID (844-854-7843) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-844-8LIQUID (844-854-7843) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

Investment Objective

The investment objective of the Theta Income Fund (the “Fund”) is to seek to generate current income with a low correlation to the risks and returns of major market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fee)		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (Rule 12b-1) fees		None
Other expenses		0.27%
Shareholder service fees	0.06%
Interest expense	0.04%
All other expenses	0.17%
Total annual fund operating expenses		1.27%
Fees waived and/or expenses reimbursed[1]		(0.02)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.25%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$127	$401	$695	$1,532

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by selling listed short-term put options to generate income to the Fund while also purchasing intermediate-term put options for hedging purposes. The put options sold and purchased by the Fund will primarily be on the S&P 500 Index. If the purchaser of a put option exercises the option, the seller of the put option is obligated to buy the underlying instrument at a specified exercise price. Put options are among the types of instruments commonly referred to as derivatives. The sale of put options generates income for the Fund through the receipt of cash (i.e., premiums), but exposes it to the risk of declines in the value of the underlying assets below the option strike price that are in excess of the income collected. In an effort to protect against significant declines in the value of the underlying assets below the strike price of an option, the Fund will purchase long put options. A long put option gives the purchaser of the option, upon payment of a premium, the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time.

The Fund’s sale and purchase of put options is designed to generate a positive return in rising and flat equity markets, and may generate a positive return in equity markets that are modestly declining, assuming the net premiums collected from the options written and purchased exceeds the net cost to close the position. In an effort to limit losses in declining equity markets, the Fund may reduce its sale of put options and/or purchase put options with strike prices closer to the strike prices of the put options sold.

The Fund focuses primarily on equity index options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities). However, the Fund reserves the right to use options which offer American settlement (i.e., options can be exercised any time prior to their expiration date) which may allow delivery of underlying stock. While the Fund’s Advisor expects that the Fund will primarily write short-term put options (i.e., options that expire in less than 3 weeks) and purchase intermediate-term put options (i.e., options that expire in 3-6 weeks), the Fund reserves the right to utilize options of various expirations. The Fund writes put options with shorter expirations than the put options purchased in an effort to collect more premiums over time from the short-term puts sold than premiums paid on the longer-term puts purchased.

The potential returns of the Fund are generally limited to the amount of cash (premiums) the Fund receives when selling put options, net of any cash (premiums) paid by the Fund to purchase long put options, plus the returns of the fixed income securities in which the Fund invests. The Fund’s sale and purchase of put options may result in the generation of positive returns for the Fund; however, the loss potential if the strategy is not effective may be greater than the profit potential. The Fund may lose significantly more than the premiums it receives in highly volatile market conditions.

The Fund may also invest in fixed income securities to cover the put options it sells and/or to seek its investment objective. The fixed income securities in which the Fund invests may include government and agency debt obligations and investment grade corporate debt obligations (with an average weighted maturity of less than 5 years). These investments may include collateralized mortgage obligations, which are a type of mortgage-backed security. The Fund may invest in fixed income securities issued by companies of any market capitalization. The Fund’s Advisor evaluates investments in fixed income securities based on credit quality, coupon, allocation needs and diversification requirements.

The Fund will segregate cash and/or other liquid assets in an amount equal to the Fund’s obligations under each put option sold by the Fund so that each option sold will be secured, or “covered”. The Fund’s Advisor intends to limit the use of leverage by ensuring that the Fund’s potential obligations from the put options sold will not exceed the Fund’s total net assets.

The Fund’s Advisor employs a disciplined portfolio construction process that relies on guidelines to govern capital allocations based on a quantitative methodology designed by the Fund’s Advisor to measure the perceived risk of the broad U.S. equity market. In making this determination, the Fund’s Advisor considers various factors including but not limited to the overall volatility (rate of change) in the markets. The Fund’s Advisor bases allocation decisions on a combination of quantitative risk measures and a qualitative assessment of potential risk/reward scenarios, with the ultimate goals of dampening volatility in the Fund’s portfolio and maintaining adequate portfolio diversification while achieving the Fund’s targeted return potential. The Fund’s Advisor evaluates the metrics associated with the valuation of options, including volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the underlying instrument. There can be no guarantee that the strategy of the Fund’s Advisor will be successful in this regard. During market conditions in which market volatility rises, the price of options could rise, which, in turn, could have a detrimental effect on the Fund’s performance and achieving its targeted return potential.

Principal Risks of Investing

Risk is inherent in all investing and you could lose some or the entire principal amount invested in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

•	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

•	Equity Risk. The value of certain put options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•	ETF Risk. The value of certain put options sold by the Fund is based on the value of the ETFs underlying such options. Accordingly, the Fund is exposed to ETF risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

•	Fixed Income Securities (Bond) Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•	Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

•	Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

•	Large-Cap Company Risk. The value of certain put options sold by the Fund is based on the value of the stocks issued by large sized companies. Accordingly, the Fund is exposed to large-capitalization company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

•	Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.

•	Put Options Risk. Purchasing and writing put options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. The risk associated with selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to settle the transaction at an exercise price that is higher than the prevailing market price. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk. A long put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless and the Fund would lose the premium it paid for the option.

•	Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2018, the Fund invested significant amounts of its total assets in the financial sector. Companies in the financial sector may be adversely affected by many factors, including among others, fluctuations in interest rates, government regulation, economic conditions, credit rating downgrades, and decreased liquidity in the credit markets. The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of two broad-based market indexes. Updated performance information is available at the Fund’s website, www.lsthetafund.com, or by calling the Fund at 844-854-7843. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) – Institutional Class Shares

For each calendar year at NAV

The year-to-date return for the Fund as of March 31, 2019 was (2.95)%.

Institutional Class Shares
Highest Calendar Quarter Return at NAV	2.74%	Quarter Ended 09/30/2018
Lowest Calendar Quarter Return at NAV	(4.60)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for Periods Ended December 31, 2018)	1 Year	Since Inception	Inception Date
Institutional Class - Return Before Taxes	(5.22)%	1.57%	March 31, 2014
Institutional Class - Return After Taxes on Distributions*	(5.81)%	1.06%	March 31, 2014
Institutional Class - Return After Taxes on Distributions and Sale of Fund Shares*	(3.03)%	1.08%	March 31, 2014
CBOE S&P 500 One-Week PutWrite Index (Reflects No Deductions for Fees, Expenses or Taxes)	(14.21)%	0.71%	March 31, 2014
Bloomberg Barclays US Aggregate Bond Index (Reflects No Deduction for Fees, Expenses or Taxes)	0.01%	2.26%	March 31, 2014

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Liquid Strategies, LLC (the “Advisor” or “Liquid Strategies”).

Portfolio Managers

C. Shawn Gibson, Lead Portfolio Manager at Liquid Strategies, has been the lead portfolio manager of the Fund since its inception on March 31, 2014. G. Bradley Ball, CEO & Portfolio Manager at Liquid Strategies, and Adam C. Stewart, CFA, Portfolio Manager at Liquid Strategies, have both served as co-portfolio managers of the Fund since its inception on March 31, 2014. Justin Boller, Portfolio Manager at Liquid Strategies, has served as co-portfolio manager of the Fund since November 1, 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.